Exhibit 10.38

SECRETARY’S CERTIFICATE

OF

SYKES ENTERPRISES, INCORPORATED

I HEREBY CERTIFY that I am the duly elected Secretary of Sykes Enterprises, Incorporated (the “Company”), and that the following is a true and correct copy of the resolutions duly adopted at a meeting of the Board of Directors of the Company held on May 18, 2016; and, I further certify that the said resolutions remain in full force and effect as of the date hereof and have not been amended or revised in any respect:

WHEREAS, the Company has previously adopted the Sykes Enterprises, Incorporated Deferred Compensation Plan which was Amended and Restated on January 1, 2016 (the “Plan”); and

WHEREAS, the Company is authorized and empowered to amend the Plan; and

WHEREAS, the Board of Directors deems it advisable and in the best interests of the Participants to amend the Plan.

NOW, THEREFORE, BE IT RESOLVED that the First Amendment to the Plan, be, and it hereby is, approved, ratified and adopted in all respects to be effective as of June 30, 2016.

BE IT FURTHER RESOLVED that the appropriate officers be, and they hereby are, authorized and directed to execute such documents and to take such further steps as they deem necessary or desirable to implement such resolutions.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of May, 2016.

SYKES ENTERPRISES, INCORPORATED

By:	/s/ James T. Holder
Secretary

FIRST AMENDMENT

TO THE

AMENDED AND RESTATED SYKES ENTERPRISES, INCORPORATED

DEFERRED COMPENSATION PLAN

This First Amendment to the Sykes Enterprises, Incorporated Amended and Restated Deferred Compensation Plan is made and entered into by Sykes Enterprises, Incorporated (the “Company”) this 18th day of May, 2016, and shall be effective for all purposes as of June 30, 2016.

W I T N E S S E T H:

WHEREAS, the Company has previously adopted the Sykes Enterprises, Incorporated Amended and Restated Deferred Compensation Plan (the “Plan”); and

WHEREAS, pursuant to the terms of the Plan, the Company is authorized and empowered to amend the Plan; and

WHEREAS, the Company has determined that it is appropriate to amend the Plan to limit the amount of elective deferrals.

NOW, THEREFORE, paragraphs 2.02(a) and 2.02(b) of the Plan is hereby amended to read as follows and shall apply with respect to elections made on Participation Agreements delivered to the Plan Administrator to be effective June 30, 2016:

2.02 (a)

For any Fiscal Year, other than the Fiscal Year in which a Participant first becomes entitled to participate in the Plan, a Participant may elect to defer a specific percentage (between 1% and 80%) of his base compensation or commissions and/or bonus earned during such Fiscal Year (regardless of when paid) as provided herein. Such election shall be made by the execution and delivery to the Administrator (or its agent) of a Participation Agreement prior to the first day of such Fiscal Year. Such election shall become effective with respect to base compensation, commissions and/or bonuses earned after such Fiscal Year begins. An election to defer under this Section 2.02(a) shall continue to apply to base compensation or commissions and/or bonuses earned in subsequent Fiscal Years, unless such election is modified by the Participant. Any modification shall be effective for the next Fiscal Year and shall be made through the execution and delivery of a new Participation Agreement.

(b)

For the Fiscal Year in which an individual is first designated as eligible to participate in the Plan, pursuant to Section 2.01, the Participant may elect to defer a specific percentage (between 1 % and 80%) of his base compensation or commissions and/or bonus to be earned for the remainder of the Fiscal Year, a Participation Agreement must be submitted by the Participant to the Administrator (or its agent) no later than thirty (30) days following the January 1 or July 1, whichever is applicable, on which such individual becomes designated as an eligible Participant. Any such election made in such Participation Agreement shall be effective only with regard to base compensation or commissions and/or bonuses earned after the date the Participation Agreement is submitted to the Administrator. If a newly eligible Participant does not submit a Participation Agreement within such period of time, such Participant will not be eligible to elect to defer compensation except in accordance with Section 2.02(a) above. An election to defer (or not to defer) under this Section 2.02(b) shall continue to apply to base compensation or commissions and/or bonuses earned in subsequent Fiscal Years unless such election is modified by the Participant. Any modification shall be effective for the next Fiscal Year and shall be made through the execution and delivery of a new Participation Agreement.

IN WITNESS WHEREOF, this First Amendment has been executed and is effective as of the date set forth herein.

SYKES ENTERPRISES, INCORPORATED

By:	/s/ James T. Holder
James T. Holder, EVP
“COMPANY”

2